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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 15, 1998

                   ContiMortgage Home Equity Loan Trust 1998-1
             (Exact name of registrant as specified in its charter)


                                                                 16-1547407
                                                                 16-1547408
                                                                 16-1547409
          New York                  33-339505                 (I.R.S. Employer
(State or Other Jurisdiction      (Commission)               Identification No.)
      of Incorporation)           File Number)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                                   14203-2599
(Address of Principal)                                             (Zip Code)


        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
          (Former name or former address, if changed since last report)


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Note: Please see page 5 for Exhibit Index                                 Page 1

Item 5.  Other Events.

     On December 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of November, 1998 dated December 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of November, 1998 was $599,888.68.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     19.  Trustee's Monthly Servicing Report for the month of November, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         By:  CONTISECURITIES ASSET FUNDING CORP.,
                              As Depositor



                              By:    /S/ Joy B. Tobert
                                     --------------------------------------
                              Name:  Joy B. Tobert
                              Title: Vice President and Assistant Secretary




Dated: December 30, 1998

                                  EXHIBIT INDEX



Exhibit No.  Description
-----------  -----------

19.          Trustee's Monthly Servicing Report for the Month of November, 1998.